STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET

           (Do not use this form for Multi-Tenant Property)



1.   BASIC PROVISIONS ("Basic Provisions")

           1.1 Parties: This Lease ("Lease") dated, for reference purposes only, _____________, 1995, is made by and between ST. LOUIS PARTNERSHIP #4, L.P., an Indiana limited partnership ("Landlord"), and APRIA HEALTHCARE, INC., a Delaware corporation ("Tenant"), (collectively the "Parties", or individually a "Party").

           1.2 Premises: That certain real property more fully described on Exhibit A hereto in the in the City of St. John, County of St. Louis, State of Missouri (the "Land") including all improvements thereon or to be provided by Landlord under the terms of this Lease (the "Improvements"), and generally described as a 52,200 square foot office and warehouse building containing approximately 19,720 square feet of office space and approximately 32,480 square feet of warehouse space (subject to expansion as described in the Special Provisions Addendum hereto) located on 6.94 acres of land which has been or is to be further improved with certain driveways, parking areas, landscaping, utility lines and drainage facilities as more fully described in the Lease ("Premises"). A site plan showing the proposed locations of the Improvements on the Land is attached hereto as Exhibit A-1. (See Paragraph 2 for further provisions.)

           1.3 Term: One hundred twenty (120) months ("Lease Term") commencing July 1, 1996 ("Commencement Date") and ending June 30, 2006 ("Expiration Date"). (See Paragraph 3 for further provisions.)

           1.4 Base Rent: The Base Rent (herein so called) shall be payable at the rate of $ 37,280 per month payable on the first day of each month commencing on the Commencement Date and continuing for the first sixty (60) full calendar months of the Lease Term, and $42,872 per month commencing on the first day of the sixty-first (61st) full calendar month of the Lease Term and continuing thereafter on the first day of each calendar month of the remainder of the Lease Term. (See Paragraph 4 for further provisions.)

          1.5  Base Rent Paid Upon Execution.   NONE

           1.6 Permitted Use: The Premises are to be used by Tenant solely for general warehouse distribution, general office, a pharmacy, a center for infusion therapy (to the extent permitted by Applicable Law) and related purposes and for such other lawful purposes that are compatible with a first class business park, as determined by Landlord in its sole discretion, reasonably applied. It is acknowledged that, as a part of its business, Tenant intends to store liquid oxygen, cleaning solvents and other flammable materials on the Premises and that Tenant also handles and disposes of medical waste products.

                     1.7 Insuring Party: Tenant is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

          1.8  Real Estate Brokers:   NONE

          1.9 Addenda and Exhibits. If marked, the following Addenda and Exhibits are attached hereto and incorporated herein by reference a fully as if set forth herein verbatim:

                                             Exhibits

                         x Exhibit A --   The Land
                         x Exhibit A-1 -- Site Plan
                         x Exhibit B --   Tenancy Statement


                         Addenda

                         x Renewal Option
                         o Expansion/Right of First Refusal Option
                         o Base Rent Adjustment
                         x Construction Addendum
                         x Oxygen Tank Addendum
                         x Special Provisions Addendum


2.   PREMISES.

           2.1 Letting. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Landlord and Tenant agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

            2.2    Condition.   If  Landlord  is  to   construct   the
     Improvements or make improvements to the Premises prior to the Commencement Date, then Landlord shall deliver the same to Tenant in the condition and subject to the warranties set forth in the Construction Addendum. If no construction is to be performed by Landlord hereunder, then Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date and warrants to Tenant that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Tenant, shall have been properly maintained and be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify same at Landlord's expense.

           2.3   Compliance with Covenants, Restrictions and  Building
     Code.   Landlord warrants to Tenant that the improvements on  the
     Premises comply and on the Commencement Date will comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the
     Commencement  Date.   If the Premises do  not  comply  with  said
     warranty, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify the same at Landlord's expense.

           2.4 Representations Concerning Premises. Landlord hereby represents that the Premises are suitable for Tenant's intended use, that such use is permitted by Applicable Law, and that all improvements made thereto have been performed in a good and workmanlike manner in accordance with the terms of this Lease.


3.   TERM.

          3.1 Term. The scheduled Commencement Date, Expiration Date and Lease Term of this Lease are specified in Section 1.3.

           3.2 Early Possession. During the forty-five (45) day period prior to the Commencement Date, Tenant, on the terms set forth in the Construction Addendum, shall have the right to enter upon the Premises for purposes of installing its cabling, fixtures, furnishings and equipment. However, prior to substantial completion of construction, any work performed by Tenant must be performed by AFL-CIO recognized union craftsmen approved by local union authorities having jurisdiction over the project. Such entry upon the Premises shall not be deemed to constitute the taking of possession or occupancy of the Premises. If Tenant totally or partially occupies the Premises prior to the Commencement Date and begins conducting business from within the Premises, the obligation to pay Base Rent shall commence during the period of such early possession. In addition, all other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. In such an event, the Commencement Date shall be advanced to coincide with the date upon which such early commencement of business from within the Premises shall occur and the Expiration Date of the Lease Term shall be advanced accordingly. However, under no circumstances shall Tenant be obligated to take possession of the Premises until the later to occur of the scheduled Commencement Date and the date the Premises are delivered to Tenant in the condition required hereby.

          3.3 Delay In Possession. If for any reason Landlord cannot deliver possession of the Premises to Tenant as agreed herein by the scheduled Commencement Date, Landlord, except as may be set forth in the Construction Addendum, if any, attached hereto, shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Tenant hereunder, or extend the Lease Term. In such case, Tenant shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant, the Commencement Date shall be adjusted to coincide with the date the Premises are actually delivered by Landlord to Tenant in accordance with the requirements of this Lease and the Expiration Date shall be adjusted accordingly. If possession of the Premises is not delivered to Tenant within ninety (90) days after the scheduled Commencement Date (subject to delays caused by "Forces Majeures" as provided for in the Construction Addendum"), Tenant may, at its option, by notice in writing to Landlord, cancel this Lease, in which event the
     Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Tenant is not received by Landlord prior to the delivery of possession by Landlord, Tenant's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Lease Term actually commences, if possession is not tendered to Tenant when required by this Lease and Tenant does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Tenant would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Tenant would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Tenant. After the occurrence of the actual Commencement Date, either Party, upon request by the other, shall execute a memorandum reflecting the actual Commencement Date and Expiration Date.


4.   RENT.

           4.1 Base Rent. Except as herein specifically provided, Tenant shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Landlord in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant. If the Commencement Date shall occur on a date which is not the first day of a calendar month, the partial month at the commencement of the Lease Term shall be added to the Lease Term so that the 120 months of the scheduled Lease Term shall commence to elapse on the first day of the first calendar month following the month during which the actual Commencement Date occurs. The Base Rent for any such partial calendar month at the commencement of the Lease Term shall be calculated at the same rate as is provided for the first month of the Lease Term.


5.   SECURITY DEPOSIT.  INTENTIONALLY DELETED

6.   USE.

          6.1 Use. Tenant shall use and occupy the Premises only for the purposes set forth in Section 1.6, or any other use which is comparable thereto. Landlord hereby agrees to not unreasonably withhold or delay its consent to any written request by Tenant, Tenant's assignees or subtenants, and by prospective assignees and subtenants of the Tenant, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, shall not cause a material diminution of the value of the Premises, and is otherwise permissible pursuant to this Paragraph
     6. If Landlord elects to withhold such consent, Landlord shall within five (5) business days give a written notification of same, which notice shall include an explanation of Landlord's reasonable objections to the change in use. Tenant covenants and agrees that it will use, maintain and occupy the Premises in a careful, safe and lawful manner. Subject to and as provided in
     Section 6.3, Tenant shall not (i) allow the Premises or the use thereof to violate any ordinance, statute, order or regulation of any governmental authority, including but not limited to those governing zoning, health, safety, occupational hazards, pollution and environmental control; (ii) maintain or permit any nuisance to occur on the Premises; (iii) use the Premises, or allow the Premises to be used, for any purpose or in any manner which would invalidate any policy or insurance of Tenant now or hereafter carried on the Premises; (iv) commit or permit waste thereon;
     (v)  use  the  Premises, or allow the Premises  to  be  used,  in violation  of  any  restrictive covenant applicable  thereto;  or
     (vi) use the Premises in any manner or store anything in or upon the Premises which shall result in a greater hazard than the occupancy originally contemplated under this Lease. It is acknowledged that, as a part of its business, Tenant intends to store liquid oxygen, cleaning solvents and other flammable materials on the Premises and that Tenant also handles and disposes of medical waste products. Tenant hereby covenants and agrees that it will (i) fully disclose to its various insurance carriers all of the potentially hazardous aspects of its operations, (ii) store, handle and dispose of all flammable, toxic, and hazardous materials, including without limitation, medical waste, in accordance with all applicable statutes, laws, ordinances, codes, rules and regulations and in accordance with prudent practices, (iii) not allow any escape, spill or improper disposal of any hazardous substance or medical waste on the Premises or any part thereof, (iv) obtain, prior to commencement of operations, all necessary governmental, administrative and regulatory permits, licenses and approvals and (v) notify Landlord promptly of any escape, spill or improper disposal of any hazardous substance or medical waste on the Premises which violates any applicable law, statute, ordinance, code rule or regulation.

          6.2  Hazardous Substances.

                 (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safely or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Except as otherwise permitted herein, Tenant shall not engage in any activity in, or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Law (as defined in Section 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, or
     (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with any governmental authority. Reportable Use shall also include Tenant's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law (hereinafter defined) requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements).

                (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Landlord or permitted hereunder, Tenant shall give written notice of such fact to Landlord.
     Tenant shall also provide Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all documents as may be involved in any Reportable Uses involving the Premises.

                (c) Compliance and Indemnification. Tenant hereby covenants and agrees that it will (i) store, handle and dispose of all flammable, toxic, and Hazardous Substance, including without limitation, medical waste, in accordance with all
     applicable   statutes,  laws,  ordinances,   codes,   rules   and
     regulations and in accordance with prudent practices, (ii) not allow any escape, spill or improper disposal of any Hazardous Substance or medical waste on the Premises or any part thereof,
     (iii) obtain, prior to commencement of operations, all necessary governmental, administrative and regulatory permits, licenses and approvals and (iv) notify Landlord immediately of any escape, spill or improper disposal of any Hazardous Substance or medical waste on the Premises which violates any applicable law, statute, ordinance, code, rule or regulation.Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Land, the Building or the Premises by or for Tenant or under Tenant's control.
          6.3  Tenant's Compliance with Law.

                (a) Definition; Evidence of Compliance. Except as otherwise provided in this Lease, Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law", which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Tenant shall, within forty-five (45) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Law specified by Landlord, and shall notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Law.

                (b)  Tenant's Right to Contest.  Tenant shall have the
     right after written notice to Landlord, at its sole expense, to contest in good faith by appropriate legal proceedings the validity or application of any law, ordinance or other legal requirement and to delay compliance therewith pending the prosecution of such proceedings, provided that (i) no civil or criminal penalty, violation, fine or levy would be incurred by Landlord, (ii) no lien or charge would be imposed upon the Premises or the Improvements by reason of such delay, and (iii) such legal proceedings are conducted in the manner prescribed by applicable laws, ordinances, statutes, codes, rules and regulations and requirements of any applicable governmental agency or court. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including without limitation, attorney's fees) arising out of or in connection with any such contest by Tenant.

                (c) Landlord's Responsibility. Landlord shall be responsible for any material violations of legal requirements existing with respect to the Premises on the Commencement Date, and Tenant shall have no liability therefor, unless caused by Tenant, its employees or agents. Landlord shall, at its expense, make any necessary repairs or take other actions necessary to correct any material violation of legal requirements for which it is responsible, and of which notice is delivered to Tenant or Landlord by the appropriate governmental authorities. If, during the Lease Term, any alteration, addition or change to the Premises is required by legal authorities, then Tenant shall, at its sole expense, make the same.

            6.4 Inspection; Compliance. Landlord and Landlord's Lender(s) [as defined in Section 8.3(a)] shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times upon reasonable prior written notice for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Laws (as defined in Section 6.3) and to employ experts and/or consultants in connection therewith and/or to advise Landlord with respect to Tenant's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Tenant is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination.


7.    MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES  AND
ALTERATIONS.

           7.1 Tenant's Obligations. Subject to the provisions of Sections 2.2 (Landlord's warranty as to condition), 2.3 (Tenant's warranty as to compliance with covenants, etc.). 7.2 (Landlord's obligations to repair), 2.4 (representations concerning Premises), 9 (damage and destruction), and 14 (condemnation), and any express or implied warranties of construction by Landlord, Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and the sidewalks and parking areas on the
     Premises, and every part thereof in good order, condition and repair, including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as interior and above foundation or slab plumbing and utility lines, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire alarm and/or smoke detection systems and equipment, interior nonload-bearing walls, ceilings, floor coverings, windows, doors, plate glass, landscape maintenance, fences, and signs, located in, on, about, or adjacent to the Premises. Tenant shall not be responsible for keeping or maintaining structural portions of the Premises as well as any other portions for which Landlord is responsible hereunder, including but not limited to, the foundation, the roof, skylights, outside or within or below the foundation or slab plumbing or utility lines, fire sprinklers and/or standpipe and hose or other fire extinguishing systems, fire hydrants, fixtures, exterior or load bearing walls, floors, retaining walls or drainage systems. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Tenant's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Tenant, or pertaining to or involving any Hazardous Substance and/or storage tank brought into the Premises by or for Tenant or under its control. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

           7.2 Landlord's Obligations. In addition to and without limiting the generality of the warranties and agreements of Landlord contained in Sections 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 2.4 representative concerning the Premises) 9 (relating to destruction of the Premises), 14 (relating to condemnation of the Premises) and any express or implied warranties of construction of Landlord, it is intended by the Parties hereto that Landlord shall, at Landlord's sole cost and expense and at all times maintain in good condition all structural portions of the Premises, including but not limited to, the foundation, the roof, skylights, outside or within or below the foundation or slab plumbing and utility lines, fire sprinklers and/or standpipe and hose or other fire extinguishing systems, fire hydrants, fixtures, exterior or load bearing walls, floors, retaining walls, and drainage systems. If Tenant occupies the Premises for seven (7) years or more, Tenant may require Landlord to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises.

          7.3  Utility Installations; Trade Fixtures; Alterations.

               (a)  Definitions; Consent Required..  The term "Utility
     Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and non-demising walls in, on or about the Premises. The term "Trade Fixtures" shall mean Tenant's machinery and equipment (including but not limited to computer equipment, storage facilities, communication systems, fences, partitions and other similar items) that can be removed without doing material damage to the structural portions of the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Landlord under the terms of this Lease, other than Utility Installations or Trade Fixtures, or nonstructural modifications not visible from the exterior of the Premises, whether by addition or deletion. "Tenant Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord as defined in Section 7.4(a). Tenant shall not make any Alterations or Utility
     Installations in, on, under or about the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant may, however, make non-structural Utility Installations to the interior of the Premises, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls or the addition of any new walls and do not result in any material diminution in value of the Premises without Landlord's consent.

               (b)  Consent.  Any Alterations or Utility Installations
     that Tenant shall desire to make and which require the consent of the Landlord shall be presented to Landlord in written form with proposed detailed plans. All consents given by Landlord, whether by virtue of Section 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Tenant's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration of Utility Installation to Landlord prior to commencement of the work thereof, and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. Any alterations or Utility Installations by Tenant during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Tenant shall promptly upon completion thereof furnish Landlord with as-built plans and specifications therefor. Landlord may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $50,000 or more upon Tenant's providing Landlord with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Tenant's posting an additional Security Deposit with Landlord under Paragraph 36 hereof.

                (c) Indemnification. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises which claims are or may be secured by any mechanics's or materialmen's lien against the Premises or any interest therein. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises. If Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half times the amount of such contested lien claim or demand (or, if different, the amount required by statute), indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim.

           7.4 Ownership and Surrender. All of Tenant's Trade Fixtures shall remain the property of Tenant and may be removed by Tenant provided that if removal of any of Tenant's Trade Fixtures damages any part of the Premises, Tenant shall repair such damage. Any of Tenant's Trade Fixtures which are not removed within twenty (20) days after the termination of the Lease shall become the property of Landlord. Tenant's Utility Installations and any alterations to the Premises shall belong to the Landlord. Tenant shall surrender the Premises by the end of the last day of the Lease Term or any earlier termination date, with all of the Improvements, Alterations and Utility Installations which cannot be removed without damage to the Premises, parts and services thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted.

8.   INSURANCE; INDEMNITY.

           8.1 Payment for Insurance. Regardless of whether the Landlord or Tenant is the Insuring Party, Tenant shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Landlord in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Tenant to Landlord within ten (10) days following receipt of an invoice for any amount due.

           8.2 Liability Insurance Carried by Tenant. Tenant shall obtain and keep in force during the term of this Lease a commercial general liability policy of insurance protecting Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured Managers or Landlords of Premises" Endorsement. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

           8.3   Property Insurance--Building, Improvements and Rental
     Value.

                (a) Buildings and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies of fire and extended coverage insurance in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake, unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu or any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amounts by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000 per occurrence, and Tenant shall be liable for such deductible amount in the event of an Insured Loss, as defined in Section 9.1(c).

                (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and Lender(s), insuring the loss of the full rental and other charges payable by Tenant to Landlord under this Lease for no less than twelve (12) months (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Tenant for the next twelve
     (12) month period. Tenant shall be liable for any deductible amount in the event of such loss.

                (c) Adjacent Premises. If the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, the Tenant shall pay for an increase in the premiums for the property insurance of such building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

                (d) Tenant's Improvements. If the Landlord is the Insuring Party, the Landlord shall not be required to insure Tenant Owned Alterations or Utility Installations unless the item in question has become the property of Landlord under the terms of this Lease. If Tenant is the Insuring Party, the policy carried by Tenant under this Section 8.3 shall insure Tenant Owned Alterations or Utility Installations.

            8.4 Tenant's Property Insurance. Subject to the requirements of Section 8.5, Tenant at its cost shall either by separate policy or, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property, Tenant Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Section 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed
     $1,000 per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property or the restoration of Tenant Owned Alterations and Utility Installations. Tenant shall be the Insuring Party with respect to the insurance required by this Section 8.4 and shall provide Landlord with written evidence that such insurance is in force.

          8.5 Insurance Policies. Insurance required hereunder shall be in companies maintaining at the commencement of the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". If Tenant is the Insuring Party, Tenant shall cause to be delivered to Landlord certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. The certificates shall provide that Landlord shall receive thirty (30) days prior written notice of cancellation. Tenant shall at least thirty
     (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Tenant's expense.

           8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Tenant and Landlord ("Waiving Party") each hereby releases and relieves the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

            8.7 Indemnity. Except for Landlord's misconduct, negligence and/or breach of express warranties and the provisions of this Lease, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and its agents from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, reasonable attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with the occupancy of the Premises by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any Default or Breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense.

           8.8 Exemption of Landlord from Liability. Except for Landlord's negligence, intentional act, breach of this Lease or misconduct, Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not.


9.   DAMAGE OR DESTRUCTION.

           9.1 Fire and Other Casualty. In the event of total or partial destruction of the Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Premises to the same or equivalent condition as existed as of the Commencement Date, but not including Tenant's Trade Fixtures and other personal property which were not a part of the initial construction by Landlord; provided, however, that Landlord's obligation to restore and repair the Premises shall be subject to the sufficiency of insurance proceeds for restoration and repair and subject to the availability of such replacement insurance proceeds from any current or subsequent bona-fide mortgagee. Notwithstanding the foregoing, if the Premises are (i) so destroyed that they cannot be repaired or rebuilt within two hundred forty (240) days after the date of the damage or destruction; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder, then, in the case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty
     (30) days written notice to the other party, terminate and cancel this Lease; and all further obligations hereunder shall thereupon cease and terminate as of the earlier to occur of (i) the date of termination, or (ii) the expiration of the rent loss insurance benefits described herein. Landlord shall notify Tenant in writing within ninety (90) days of the date of the damage or destruction as to whether or not Landlord intends to restore and repair the Premises and the estimated completion time thereof. Any proceeds from the fire and extended coverage insurance policies not utilized (i) by Landlord in restoring or repairing the Premises or (ii) to reimburse Landlord for any and all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such damage or destruction shall become the sole property of Tenant; provided, however, that Landlord shall oversee the restoration and repair, and Tenant shall have no rights with respect thereto other than its right to employ an inspecting architect or engineer who will have the same rights as the Inspecting Architect under the Construction Addendum hereto.


           9.2 Damage Near End of Term. If at any time during the last three (3) years of the Lease Term there is damage for which the cost to repair exceeds 25% of the Base Rent which is to be paid for the remainder of the Term, whether or not insurance proceeds are available to restore the Premises, Landlord may, at Landlord's option, terminate this Lease effective as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Tenant at that time has an exercisable option to extend this Lease or to purchase the Premises, then Tenant may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), exercising such option. If Tenant duly exercises such option during said Exercise Period and provides Landlord with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option and provide such funds or assurance during said Exercise Period, then Landlord may at Landlord's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

          9.3  Abatement of Rent;  Tenant's Remedies.

               (a) In the event the damage described in Section 9.1 of this Lease is to be restored, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Tenant hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period and amount for which rental value insurance is provided or paid for by Tenant), shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired.

                (b) If Landlord shall be obligated or has elected to repair or restore the Premises under the provisions of Section
     9.1 and shall not commence, in a substantial and meaningful way, and thereafter diligently pursue the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue or such election is made, Tenant may, at any time prior to the commencement of such repair or restoration, give written notice to Landlord and to any Lenders of which Tenant has actual notice of Tenant's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Tenant gives such notice to Landlord and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice and thereafter diligently pursued, this Lease shall terminate on the date specified in said notice as of the date of the casualty. If Landlord or a Lender commences the repair or restoration of the Premises within thirty
     (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs, provided repairs and restoration are thereafter diligently pursued to completion.

           9.4 Hazardous Substance Conditions. "Hazardous Materials" shall mean any Hazardous Substances, including (i) any solid, liquid or gaseous waste, substance or emission or any combination thereof which may cause or significantly contribute to an increase in mortality or in serious illness or pose the risk of a substantial present or potential hazard to human health, to the environment or otherwise to animal or plant; (ii) any chemical, material or substance now or hereafter defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including without limitation hazardous substances and materials described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act, as amended; and the Federal Water Pollution Control Act, as amended (collectively "Hazardous Material Laws"); and (iii) explosives, radioactive materials, hazardous wastes, medical wastes or substances, toxic wastes or substances or any other materials or pollutants which cause the Premises to be in violation of any Hazardous Material Laws. Tenant shall not in any manner use, maintain or allow the use or maintenance of the Premises in violation of any law, ordinance, statute, regulation, rule or order (collectively "Laws") of any governmental authority, including but not limited to Hazardous Material Laws and Laws governing zoning, health, safety (including fire safety), occupational hazards, and pollution and environmental control. Tenant shall not use, maintain or allow the use or maintenance of the Premises or any part thereof to generate, treat, store, dispose of, transfer, release, convey or recover Hazardous Materials nor shall Tenant otherwise, in any manner, possess or allow the possession of any Hazardous Materials on or about the Premises; provided, however, any Hazardous Material lawfully permitted and generally recognized as necessary and appropriate for use in connection with Tenant's proposed uses of the Premises as described in Section 6.1 hereof may be stored and used on the Premises so long as (i) such storage and use is in the ordinary course of Tenant's business permitted under this Lease; (ii) such storage and use is performed in compliance with all applicable Laws and in compliance with the highest standards prevailing in the industry for the storage and use of such materials; (iii) Tenant delivers prior written notice to Landlord of the identity of and information regarding such materials as Landlord may require; and (iv) Landlord consents thereto or the use is already permitted under Section 6.1. Tenant shall immediately notify Landlord of the presence or suspected presence of any Hazardous Materials on or about the Premises and shall deliver to Landlord any notice received by Tenant relating thereto.

           Landlord and its agents shall have the right, but not the duty, to inspect the Premises and conduct tests thereon at any time to determine whether or the extent to which there is
     Hazardous Material on the Premises. Landlord shall have the right immediately to enter upon the Premises to remedy any contamination found thereon. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby. If any lender or governmental agency shall ever require testing to ascertain whether there has been a release of Hazardous Materials, Tenant, at its expense, shall cause such tests to be made if such requirement arose in whole or in part because of Tenant's use of the Premises. However, with respect to any entity other than a governmental agency, such testing shall be required no more frequently than once in any twenty-four (24) month period, unless the party(ies) requesting same have a reasonable belief that a discharge or release of Hazardous Materials has occurred on or in the Premises, Tenant shall execute affidavits, representations and the like from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Materials on the Premises or Tenant's intent to store or use Hazardous Materials on the Premises. Tenant shall indemnify and hold harmless landlord from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and cost of remediation, incurred by Landlord in connection with the presence of any Hazardous Materials on the Premises, whether or not such Hazardous Materials were brought onto the Premises by Tenant, and regardless of how such contamination occurred. Notwithstanding the foregoing, Tenant shall not be responsible or liable for contamination caused by the sole and direct recklessness or wilful misconduct of Landlord or Landlord's agents, representatives or employees or contamination of the subsurface or groundwater due to causes beyond Tenant's Control. The covenants and obligations of Tenant hereunder shall survive the expiration or earlier termination of this Lease.

           Notwithstanding the foregoing, Tenant shall not be liable for any undisclosed or unknown Hazardous Materials that existed in the Premises on the Commencement Date of the Lease, except to the extent that activities by Tenant, its employees or agents, cause an aggravation of the hazard pertaining to such Hazardous Materials; provided, however, that Tenant shall not be liable for the aggravation of the hazard pertaining to any Hazardous Materials, the presence of which in the Premises is unknown to Tenant, but is known by Landlord at the time and undisclosed to Tenant. For example, if asbestos exists in the Premises on the Commencement Date, that would not constitute a default by Tenant, but any subsequent actions by Tenant that caused the asbestos to become friable would constitute a default by Tenant, except to the extent that the presence of asbestos in the Premises was unknown to Tenant and was known to Landlord at the time and undisclosed to Tenant.

            Landlord represents and warrants to Tenant that, to Landlord's knowledge (1) no Hazardous Material, including without limitation, asbestos-containing materials and electrical transformers or ballasts containing PCBs, are present, or were installed, exposed, released or discharged in, on or under the property at any time during or prior to Landlord's ownership thereof, and no prior owner or occupant of the Premises has used Hazardous Materials therein (except for ordinary office use in compliance with all applicable laws, rules and regulations), (2) no storage tanks for gasoline or any other Hazardous Materials are or were located on the property at any time during or prior to Landlord's ownership thereof and (3) the property and the
     Premises have been used and operated in compliance with all applicable local, state and federal laws, ordinances, rules, regulations and orders with respect to the environment and public health and safety, and Landlord has all permits and
     authorizations  required  for  the  use  and  operation  of   the
     property.

           If at any time Tenant or Landlord shall become aware, or have reasonable cause to believe, that any Hazardous Material has been released or has otherwise come to be located on or beneath the Premises, such party shall, immediately upon discovering the release or the presence or suspected presence of the Hazardous Material, give written notice of that condition to the other party. In addition, the party first learning of the release or presence of Hazardous Material on or beneath the Premises, shall immediately notify the other party in writing of (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Material Law and (ii) any claims made or threatened by any person against Landlord, Tenant, or the Premises, arising out of or resulting from reports made to any local, state or federal environmental agency arising out of or in connection with any Hazardous Material.

           Landlord shall indemnify, defend (by counsel acceptable to Tenant), protect and hold harmless Tenant and each of Tenant's partners, directors, officers, employees, agents, attorneys, successors and assigns from and against any and all claims, liabilities, penalties, fines, judgments, forfeitures, losses, costs of expenses (including attorney's fees, consultants' fees and expert fees) for the death of, or injury to, any person or damage to any property whatsoever, arising from, or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, or any discharge or release in or from the Premises, of any Hazardous Material prior to the Commencement Date, except to the extent that any such presence, discharge or release is caused by or aggravated by Tenant's activities or presence on the Premises or (ii) Landlord's failure to comply with any Hazardous Material Law prior to the Commencement Date. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect and hold harmless Landlord, and each of Landlord's partners, directors, officers, employees, agents, attorneys, successors, assigns, from and against any and all claims, liabilities, penalties, fines, judgments, forfeitures, losses, costs and expenses (including attorney's fees, consultants' fees and expert fees) for the death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, or any discharge or release in or from the Premises, of any Hazardous Material from and after the Commencement Date, except to the extent that any such presence, discharge or release is caused solely by Landlord's activities on the Premises or (ii) Tenant's failure to comply with any Hazardous Material Law, to the extent that compliance is required on account of Tenant's activities on the Premises and not to the extent that compliance is required solely because Tenant, as the occupant of the Premises, is held accountable for Hazardous Material that exists on, in, under or about the Premises, or released from the Premises prior to the Commencement Date, and not aggravated by Tenant, and which are not caused by or released by Tenant. The indemnity obligation created hereunder shall include, without limitation, and whether foreseeable or unforeseeable, any and all costs incurred in connection with any site investigation (including but not limited to "Phase I", "Phase II", feasibility studies, or other site or remedial assessments, or other procedures relating to the implementation of a corrective action plan or a site cleanup), and any and all costs for repair, cleanup, detoxification or decontamination, or other remedial action of the Premises. The obligations of the parties hereunder shall survive the expiration or earlier termination of this Lease and any extensions thereof.

           9.5 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit, if any, as has not been, or is not then required to be, used by Landlord under the terms of this Lease.

           9.6 Waive Statutes. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.


10.  REAL PROPERTY TAXES.

           10.1 Payment of Taxes. Tenant shall pay the Real Property Taxes, as defined in Section 10.2, payable and applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Tenant shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Landlord shall reimburse Tenant for any overpayment after such proration. If Tenant shall fail to pay any Real Property Taxes required by this Lease to be paid by Tenant, Landlord shall have the right to pay the same, and Tenant shall reimburse Landlord therefor upon demand. In such event, Tenant shall also be obligated to pay to Landlord, together with the amount of Real Property Taxes, interest as provided in Section 19 hereof from the date such sum was advanced by Landlord until the date paid by Tenant.

           10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general or special, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, Landlord's right to rent or other income therefrom, and/or Landlord's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, as well as any special assessment, fee, or other charge required by any owner's association having jurisdiction over the Premises as being part of a business park.

           10.3 Joint Assessment. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord for the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

           10.4 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant Owned Alterations. Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten
     (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property or, at Landlord's option, as provided in Section 10.1(b).


           10.5 Escrow During Final Year of Lease Term. Unless Tenant shall have exercised an applicable renewal option, Landlord may, at Landlord's option, require Tenant to establish an escrow for the payment of Real Property Taxes allocable to the final year of the Lease Term on terms and in an amount to be established in accordance with standard industry practice.


11.  UTILITIES.

           Tenant shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of all charges jointly metered with other premises.


12.  ASSIGNMENT AND SUBLETTING.

           12.1 Tenant's Right to Assign or Sublet. Subject to the provisions of Section 1.7 as to use of the Premises, Tenant shall not assign this Lease in whole or in part, or sublet the Premises in whole or in part, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Tenant may, without Landlord's consent, assign or sublet the Premises to (1) any affiliate of Tenant or, (ii) any independent contractor performing services for Tenant, provided that (A) the total area occupied by such independent contractor and its operations does not exceed ten percent (10%) of the Premises, and (b) such assignee or sublessee shall comply with all of the terms and provisions set forth in this Lease. For purposes of this Lease "Affiliate" means any person, firm or corporation directly or indirectly controlling, controlled by, or under common control with Tenant; including without limitation, any officer or director thereof, or any shareholder owning more than ten percent (10%) of the outstanding stock thereof, or any parent, subsidiary or related or affiliated corporation, subsidiary of Tenant and entity created by merger with, reorganization of, or recapitalization of Tenant or to an entity which acquires Tenant. Landlord and Tenant acknowledge and agree that the foregoing provisions have been freely negotiated by the parties hereto and that Landlord would not have entered into this Lease without Tenant's consent to the terms of this Paragraph.

           12.2  Tenant's  Continuing Obligations;  Excess  Rent.   No
     assignment, transfer, mortgage, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee or subtenant, shall in any way impair the continuing primary liability (which after an assignment shall be joint and several with the assignee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the
     obligation to obtain Landlord's approval in any other  case.   If
     for  any  assignment  or  sublease  requiring  the  approval   of
     Landlord, Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in the case of a sublease of part of the Premises, in excess of the portion of such rent fairly allocable to such part, after appropriate
     adjustments  to  assure  that  all  other  payments  called   for
     hereunder  are  appropriately  taken  into  account,  and   after
     subtracting  any  expenses  incurred  in  connection  with   such
     assignment or subletting, Tenant shall pay to Landlord as additional rent one-half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.


13.  DEFAULT; BREACH; REMEDIES.

           13.1 Default; Breach. Landlord and Tenant agree that if an attorney is consulted by Landlord in connection with a Tenant Default or Breach (as hereinafter defined), $150.00 is a reasonable sum per such occurrence for legal services and costs in the preparation and service of a notice of Default and that Landlord may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Tenant to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Tenant under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Tenant to cure such Default prior to the expiration of the applicable grace period, shall entitle Landlord to pursue the remedies set forth in Section 13.2 and/or 13.3:

                (a) Except as expressly otherwise provided in this Lease, the failure by Tenant to make any payment of Base Rent or any other monetary payment required to be made by Tenant hereunder, whether to Landlord or to a third party, as and when due (other than monetary payments other than Base Rent which are disputed in good faith by Tenant, which must be paid, if applicable, within five (5) days after resolution of the dispute), where any such failure continues for a period of ten
     (10) days following written notice thereof by or on behalf of Landlord to Tenant.

                (b) Except as expressly otherwise provided in this Lease, the failure by Tenant to provide Landlord with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law pursuant to Section 6.3,
     (ii) the recision of an unauthorized assignment or subletting pursuant to Section 12.1, (iii) a Tenancy Statement pursuant to Paragraphs 16 or 37, (iv) the subordination or non-subordination of this Lease pursuant to Paragraph 30, or (v) any other documentation or information which Landlord may reasonably require of Tenant under the terms of this Lease, where any such failure continues for a period of thirty (30) days following written notice by or on behalf of Landlord to Tenant.

                (c) A Default by Tenant as to the terms, covenants, conditions or provisions of this Lease that are to be observed, complied with or performed by Tenant, other than those described in subparagraphs (a) or (b) above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Landlord to Tenant; provided, however, that if the nature of Tenant's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Tenant if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (d)   The  occurrence of any of the following  events:
     (i) the making by Tenant of any general arrangement or assignment for the benefit of creditors and the same is not cured or undone to Landlord's satisfaction within sixty (60) days; (ii) Tenant's becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within ninety (90) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ninety (90) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ninety (90) days; provided, however, in the event that any provision of this Subsection (d) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          13.2 Remedies. Upon the occurrence of any Breach as defined above, Landlord shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Tenant:
                (a) Landlord may re-enter the Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise.

                (b)   Landlord may terminate this Lease as of the date
     of such default, in which event (i) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Premises, and Tenant shall immediately thereafter surrender the Premises to Landlord; (ii) Landlord may re-enter the Premises and dispossess Tenant or any other occupants of the Premises, by summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent and without being liable for any damage therefor or for trespass; (iii) notwithstanding the termination of this Lease, Landlord may declare the amount by which all rent which would have been due under this Lease for the balance of the Lease Term exceeds the amount of the rent loss which Tenant proves could reasonably be avoided, discounted at the rate of five percent (5%) per annum, to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with any unpaid rent at the time of termination and all loss or damage which Landlord may sustain by reason of Tenant's default and such termination, including without limitation, the expenses set forth in clause (v) below; (iv) alternatively, at the option of Landlord, and notwithstanding such termination, Tenant shall remain liable to Landlord for damages in the amount by which the sum of (A) the unpaid Base Rent for the balance of the Lease Term plus (B) the reasonably estimated amount of Additional Rent that would be paid during the balance of the Lease Term exceeds the rental income, if any, arising out of the re-letting of the Premises by Landlord subsequent to the termination after deducting all of Landlord's expenses in re-letting the Premises, including without limitation, the expenses set forth in clause
     (v) below; and (v) notwithstanding the termination of this Lease, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord because of Tenant's default, including without limitation the cost of recovering possession of the Premises; expenses of re-letting including, but not limited to necessary renovation and alteration of the Premises; reasonable real estate commission; and reasonable attorney's fees. The liabilities and remedies specified in this paragraph shall survive the termination of this Lease.

                (c) Landlord may, without terminating this Lease, re-enter the Premises and dispossess Tenant or any other occupants thereof by summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent and without being liable for any damage therefore or for trespass; and Landlord may re-let all or any part of the Premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Premises, for the period which would otherwise have constituted the balance of the term of this Lease, together with all of Landlord's reasonable costs and expenses for preparing the Premises for re-letting (including without limitation any excess expense for removing any of Tenant's special use improvements), including all repairs, tenant finish improvements (to the extent not amortized over the term of the re-letting and recovered by Landlord as part of the rent), reasonable brokers' and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such re-entry and re-letting. No such re-letting shall be deemed an acceptance of the surrender of this Lease.

                (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

           13.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any monthly installment of rent due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by
     Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default or Breach with respect  to  such  overdue  amount,  nor  prevent  Landlord  from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Section 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Landlord's option, become due and payable quarterly in advance.

           13.4 Landlord Default. It shall be a default under and breach of this Lease by landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after written notice thereof from Tenant. However, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently completes the same. In this regard, if Landlord shall fail to perform any obligation on Landlord's part to be performed hereunder, Tenant may, after the notice required above or without notice if in Tenant's judgment an emergency shall exist, perform such obligation at Landlord's expense and, on written notice to Landlord, Tenant may demand reimbursement therefor or part thereof, from Landlord, and Landlord shall promptly reimburse Tenant after such notice and demand. Upon the occurrence of any such uncured default, Tenant may sue for injunctive relief or to recover reimbursement for funds reasonably expended in curing or for damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold or abate any rent due hereunder unless such uncured default shall work a constructive eviction on Tenant, or render the Building untenable.

14.  CONDEMNATION.

           If all or any part of the Premises shall be acquired by the exercise of eminent domain by any public or quasi-public body with the result that the Premises shall become unusable by Tenant for its then-current use, this Lease may be terminated by Tenant by giving written notice to Landlord within fifteen (15) days after possession of the Premises or part thereof is so taken. Tenant shall have no claim against Landlord on account of any such acquisition for the value of any unexpired lease remaining after possession of the Premises is taken. All damages awarded shall belong to and be the sole property of Landlord; provided, however, that Tenant shall be entitled to any award expressly made to Tenant for the cost or removal of Tenant's stock, equipment and fixtures and other moving expenses.

15.  BROKER'S FEE.

           Tenant and Landlord each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.


16.  TENANCY STATEMENT.

           Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in the form attached hereto as Exhibit B.


17.  LANDLORD'S LIABILITY.

           The term "Landlord" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Tenant's interest in the prior lease. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Premises for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be liable for any deficiency.

           The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Premises. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations.


18.  SEVERABILITY.

          The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.


19.  INTEREST ON PAST-DUE OBLIGATIONS.

          Any monetary payment due Landlord hereunder, other than late charges, not received by Landlord within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate equal to the prime rate in effect on the date such payment was due as established by Citibank, N.A., plus five percent (5%), but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Section 13.3.


20.  TIME OF ESSENCE.

           Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.


21.  RENT DEFINED.

           All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.


22.  NO PRIOR OR OTHER AGREEMENTS.

           This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.


23.  NOTICES.

           23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted below shall be that Party's address for delivery or mailing of notice purposes:

     If  to  Tenant:                       If  to Landlord:
     Apria  Healthcare,  Inc.              St. Louis Partnership #4, L.P.
     3560  Hyland Avenue                   11711 N.  Meridian Street,Ste. 741
     Costa Mesa, California 92626          Carmel, Indiana  46032

     Attention:  Director of Real Estate


     With a copy to:                        With a copy to:
     Apria  Healthcare,  Inc.               Landlord's Mortgagee if requested
     Regional Headquarters                  in writing by Landlord.
     2780 Waterfront Parkway, E. Dr.
     Suite 300
     Indianapolis, Indiana  46214
     Attention: Senior Vice President

     With a copy to:
     Apria Healthcare, Inc.
     [Premises Address]

           Either Party may, by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties as such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

           23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card or if no delivery date is shown, the postmark thereon. Notice delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via courier or mail, but such subsequent delivery by courier or mail shall not affect the time at which such notice is deemed to be served or delivered. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.


24.  WAIVERS.

           No waiver by Landlord of the Default or Breach of any term, covenant or condition hereof by Tenant, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Tenant of the same or of any other term, covenant or condition hereof.


25.  RECORDING.

           Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.


26.  NO RIGHT TO HOLDOVER.

           Tenant has no right to obtain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.


27.  CUMULATIVE REMEDIES.

           No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.


28.  COVENANTS AND CONDITIONS.

           All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions.


29.  BINDING EFFECT; CHOICE OF LAW.

          This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.




30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

           30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease, but that in the event of Landlord's default with respect to any such obligation, Tenant will give any Lender whose name and address have been furnished Tenant in writing for such purpose notice of Landlord's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Tenant may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

           30.2 Attornment. Subject to the non-disturbance provision of Section 30.3, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior Landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be bound by prepayment of more than one (1) month's rent.

           30.3 Non-Disturbance. Tenant's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Tenant's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Tenant is not in Breach hereof and attorns to the record owner of the Premises.

           30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be in effect without the execution of any further documents; provided, however, that, upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.


31.  ATTORNEY'S FEES.

           If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees awarded shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred.


32.  LANDLORD'S ACCESS; SHOWING PREMISES; REPAIRS.

          Landlord and Landlord's agents shall have the right to enter the premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable notice for the purpose of performing its obligations hereunder.


33.  SIGNS.

           Provided that Tenant complies with all zoning and other municipal and county regulations, rules, laws and ordinances Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, install such signs as are reasonably required to advertise Tenant's own business. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Landlord reserves all rights to the use of the roof and the right to install, and all revenue from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Tenant's business.


34.  TERMINATION; MERGER.

          Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Breach by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.


35.  QUIET POSSESSION.

           Upon payment by Tenant of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.


36.  CONSENTS.

           Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Landlord's actual and reasonable costs and expenses paid to outside consultants or attorneys incurred in the consideration of or response to a request for consent hereunder (but not more than $500 in any instance) shall be paid to Landlord by Tenant upon receipt of an invoice and supporting documentation therefor. Landlord's consent to any act, assignment of this Lease or subletting of the Premises by Tenant shall not constitute an acknowledgment that no Default or Breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent.


37.  PERFORMANCE UNDER PROTEST.

          If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.


38.  AUTHORITY.

           If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If either Party is a corporation, trust or partnership, such Party shall, within thirty (30) days after request the other Party, deliver to such Party evidence of such authority.


39.  CONFLICT.

           Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.


40.  OFFER.

           Preparation of this Lease by either Party and submission of same to the other Party shall not be deemed an offer to lease. This Lease is not intended to be binding until executed by all Parties hereto.


41.  AMENDMENTS.

           This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease.


42.  MULTIPLE PARTIES.

           Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Landlord or Tenant, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant.

      The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at                             Executed at
on                                      on
by LANDLORD:                            by TENANT:

ST.  LOUIS  PARTNERSHIP #4, L.P.,       APRIA  HEALTHCARE,INC.,
an Indiana limited partnership          a Delaware corporation


By                                      By
Name Printed: Robert J. Scannell        Name Printed:
Title: General Partner                  Title:
Address:                                Address:
Tel. No. (___)                          Tel. No. (    )
Fax No.                                 Fax No.




                              EXHIBIT A

                               THE LAND



                             EXHIBIT A-1

                              SITE PLAN



                              EXHIBIT B

                          TENANCY STATEMENT


Tenant:

Attention:



Landlord:



Premises: ____  square  feet of Rentable Area of office space  on  the
          _________ (___) floor of the Building located at
                                   .

Lease:    Lease   Agreement  dated  __________________________,
          199__, by and between Landlord and Tenant and covering the Premises

      [In order to induce [Lender to make a mortgage loan to Landlord secured by a lien on Landlord's interest in the real property and improvements in which the Premises are situated and an assignment by Landlord to Lender of the Landlord's interest in the captioned Lease] [Purchaser to purchase the Landlord's interest in the real property and improvements in which the Premises are situated, which purchase includes an assignment from Landlord to Purchaser of Landlord's interest in the captioned Lease], the undersigned makes the following statements and agreements with the intention that all parties to whom this instrument is delivered by the undersigned may fully rely thereon:

          (a) The undersigned hereby certifies, as true and correct, the following statements:

                     (1)   The  copy  of the Lease Agreement  attached
               hereto as Exhibit "A" and made a part hereof for all purposes is a true, correct and complete copy of the Lease Agreement (and all exhibits, amendments and addenda thereto) between Landlord and Tenant with respect to the space described in the Lease and Lease has not been modified or amended in any manner or respect. Such Lease Agreement (and all exhibits, amendments and addenda thereto) constitutes the entire and complete understanding and agreement between Landlord and Tenant with respect to the space covered thereby.

                     (2) The Lease is presently in full force and effect.

                     (3) As of the date hereof, neither Landlord nor Tenant is in default under the terms and conditions of the Lease, except as otherwise provided herein; specifically:

                     (4) Tenant has not prepaid any rent or made a security deposit except as specifically set forth in the Lease.

                      (5) There are no offsets, defenses or counterclaims with respect to the payment of rent reserved under the Lease or in the performance of the other terms, covenants and conditions of the Lease on the part of Tenant or Landlord, as the case may be, to be performed, except as otherwise provided herein; specifically:

                     (6) Tenant is in possession of the Premises, has occupied the Premises continually since , 19 , and has accepted the Premises. Tenant and Landlord have complied fully and completely with all of their covenants, warranties and other undertakings and obligations under the Lease to this date, with the result that Tenant is fully obligated to pay the Base Rental (as such term is defined in the Lease) and other charges due under the Lease and is fully obligated to perform, and is performing, all of the obligations of Tenant under the Lease, without any right of counterclaim, offset or defense, except as otherwise provided herein; specifically:
                                                                     .
                     (7)   The  Commencement Date  (as  such  term  is
               defined  in  the Lease)  is              ,  19   ,  and
               pursuant to the provision of the Lease, as currently in effect, the primary term of the Lease will expire on , 19 . Subject to and in accordance with the terms and conditions set forth in the Lease, Tenant has the option to renew the Lease for ___ additional term(s) of _____ (_) years.

                     (8) Base Rent (as such term is defined in the Lease) under the Lease has been paid in full through , 19 . A schedule of the Base Rent for the primary term of the Lease and for each renewal term of the Lease is as set forth on Exhibit "B" attached hereto and made a part hereof for all purposes.

                     (9) Tenant has not received notice that Landlord has made any other assignment, pledge or hypothecation of the Lease or the rents due thereunder.

                     (10) Tenant has not assigned, mortgaged, sublet, encumbered or otherwise transferred all or any part of its interest under the Lease.

          (b) [FOR LENDER ESTOPPEL] Tenant hereby acknowledges that the Landlord's interest in the Lease has been or is to be assigned to Lender pursuant to an [Assignment of Leases and Rents] from Landlord to Lender and agrees that, from and after the date hereof: without the prior written consent of Lender it will not (a) modify, extend or in any manner alter the terms of the Lease; (b) pay the Rent or any other sums becoming due under the terms of the Lease more than one month in advance; and (c) accept Landlord's waiver of, or release from, the performance of any obligations under the Lease.

          (c) As used herein, the terms "Tenant", "Landlord", and "[Lender/Purchaser]" shall mean the persons hereinabove named as such, and their respective heirs, personal representatives, successors and assigns.

          (d) The undersigned is duly authorized to execute this instrument on behalf of Tenant.

          (e) All terms used, but not defined, herein shall have the same meaning ascribed to them in the Lease.



          EXECUTED this      day of                  , 19     .





                              a

                              By:
                              Name:
                              Title:




                       RENEWAL OPTION ADDENDUM


      This Addendum is attached to and forms a part of the Lease dated ____________, 1995 by and between ST. LOUIS PARTNERSHIP #4, L.P., an Indiana limited partnership, as Landlord, and APRIA HEALTHCARE, INC., a Delaware corporation, as Tenant, covering the Premises located in St. John, Missouri (the "Lease"). The terms used in this Addendum shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall prevail over any inconsistent or conflicting provisions of the Lease.


          1. If and only if on the Expiration Date and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below), (i) Tenant is not in default under this Lease, (ii) Tenant then occupies and the Premises then consist of at least all the original Premises, and (iii) this Lease is in full force and effect, then Tenant, shall have the option to renew this Lease for two
          (2) additional terms of five (5) years each (the "Renewal Terms") upon the same terms and conditions contained in this Lease with the exception that (i) Tenant shall have no further right of renewal after the second Renewal Term described above, and (ii) the Base Rent for the Renewal Term shall be at a mutually acceptable rate as provided below. The Base Rent for each Renewal Term shall be an amount equal to the current market rent as mutually agreed to by Landlord and Tenant. Landlord shall notify Tenant of the amount of any rent change no later than thirty (30) days after receiving notice of Tenant's intent to exercise such option to renew. Thereafter, Tenant shall notify Landlord, no later than twenty (20) days after receiving Landlord's notice of the rent change, of its acceptance of the amount of rent agreed to by the parties. If Tenant refuses to accept the Base Rent proposed by Landlord, the annual amount thereof shall be calculated at the rate of $10.94 per square foot of space within the Building. Tenant's failure to exercise any option to renew shall extinguish its right and option for any subsequent renewal option. Notwithstanding anything to the contrary contained in this Lease, for the purposes of this Addendum, in no event shall the rate to be agreed upon by Landlord and Tenant be, and in no event shall Tenant pay for the Renewal Term annual rent in the form of Base Rent which is, (i) less than the Base Rental rate in effect during the last year of the Lease Term or Renewal Term then expiring, or (ii) more than an amount equal to the product obtained by multiplying the rental rate in effect during the last year of the Lease Term or Renewal Term then expiring by 115%.

          2. If Tenant desires to renew this Lease in accordance with the provisions of this Addendum, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least six (6) months but no more than nine (9) months prior to the expiration of the Lease Term or Renewal Term, as applicable (the "Expiration Date"). In the event that Tenant fails to notify Landlord in writing of Tenant's exercise of any renewal option as and when herein provided, the renewal option shall automatically terminate upon the expiration of the time period for its exercise as provided above. Tenant's failure to notify Landlord of its intent to renew the term of this Lease or the parties' failure to agree upon a rental rate for the Renewal Term as provided herein shall be deemed a waiver and extinguishment of this option to renew. Upon each renewal of this Lease, Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in rental.

                                   TENANT:

                                   APRIA HEALTHCARE, INC.
                                   a Delaware corporation


                                   By:
                                   Name:
                                   Title:


                                   LANDLORD:


                                   ST. LOUIS PARTNERSHIP #4, L.P.,
                                   an Indiana limited partnership



                                   By:
                                   Name:
                                   Title:




                        CONSTRUCTION ADDENDUM


      This Addendum is attached to and forms a part of the Lease dated ________________, 1995, by and between ST. LOUIS PARTNERSHIP #4, L.P., an Indiana limited partnership, as Landlord, and APRIA HEALTHCARE, INC., a Delaware corporation, as Tenant, covering the Premises located in St. John, Missouri (the "Lease"). The terms used in this Addendum shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall prevail over any inconsistent or conflicting provisions of the Lease.

          1. Turn-Key Construction. Landlord, on the terms and conditions herein set forth, and at its sole cost and expense, agrees to construct and improve the Premises and adjacent areas in accordance with Final Plans and Specifications (the "Final Plans") which will be prepared in accordance with the requirements of this Construction Addendum. Landlord shall also construct and install landscaping, parking lots, driveways and other improvements as shown on the Preliminary Plans and Final Plans.

          2. Preliminary Plans. Landlord and Tenant have agreed upon and approved the following preliminary floor plans, site plan, building elevations, project description and drawings for the construction of the Premises or the improvements thereto (the "Preliminary Plans"):

               The preliminary Plans have not yet have
               completed.  However, they will be
               consistent with those  described  in
               Project  Description, Apria  St.  Louis,
               Missouri  dated October 18 &  19,  1995.
               Preliminary Plans will be completed and subject to the approval of Landlord and Tenant.

          3. Preparation of Final Plans. The Final Plans, including complete specifications and working drawings, but excluding mechanical, electrical and plumbing plans, will be prepared by Landlord and its architect at Landlord's sole cost and expense and shall be consistent with the Preliminary Plans. When the Final Plans are complete, they shall be delivered to Tenant for its approval, which approval shall not be unreasonably withheld. Landlord shall deliver its proposed Final Plans to Tenant no later than fifteen
          (15) days after the date of this Lease. Tenant shall have a period of ten (10) days following receipt of the Final Plans within which to object in writing to any matters contained therein. If no objections are made within such ten (10) day period, the Final Plans shall be deemed to have been approved in all respects. If Tenant timely delivers valid objections to the proposed Plans, then those objections that (i) are merely made to require changes necessary to make the Final Plans consistent with the Preliminary Plans, or (ii) do not materially increase the overall cost of constructing the Premises, including without limitation, engineering fees and architectural fees, and do not delay the completion of the Building beyond the "Completion Date" (as defined below), shall be deemed acceptable and shall be incorporated into the Final Plans. If the objections do increase the cost beyond the amounts specified above or delay the completion beyond the Completion Date, they shall be deemed acceptable and incorporated into the Final Plans if Tenant has agreed to pay such increased costs and/or has agreed to extend the expected Completion Date for a reasonable period. Any other objections made by Tenant shall be deemed unacceptable to Landlord, and in response thereto, Landlord may either (i) after five (5) days notice to Tenant granting Tenant an opportunity to withdraw the objections, terminate this Lease, whereupon neither party shall have any further duty or obligation hereunder, or (ii) waive its right to terminate this Lease and proceed with the construction of the Premises in accordance with the Final Plans as modified to reflect Tenant's objections. If this Lease is not terminated as provided above, the Final Plans, as modified per Tenant's objections, shall be incorporated herein and, if feasible, attached hereto as an Exhibit. In the event Landlord terminates this Lease pursuant to its right to terminate the Lease set forth in this
          Section 3 above, then Tenant shall pay landlord one-half (1/2) of the reasonable out of pocket costs actually paid by Landlord in connection with the preparation of the Preliminary Plans and Final Plans in which event the non-exclusive right to utilize the Preliminary Plans and Final Plans shall be granted to Tenant and a complete set of all Preliminary Plans and Final Plans shall be provided to Tenant.

          4. Changes. Tenant shall have the right to request in writing that Landlord make changes from time to time in the Final Plans, and Landlord agrees to make such changes, provided that such changes (i) are made at Tenant's sole cost and expense, (ii) comply with all applicable regulations, laws, ordinances, statutes, codes and restrictions and (iii) do not compromise or weaken the structural integrity of the Building. The Completion Date shall be extended, as appropriate, to reflect any changes made at Tenant's request affecting the construction schedule. Landlord agrees to notify Tenant, as soon as is reasonably practicable after consultation with Landlord's architect and general contractor, of any increase(s) or decrease(s) in cost or expense or delay(s) in the construction schedule resulting from Tenant's proposed change(s). Any additional cost payable by Tenant associated with said changes will be promptly paid by Tenant to Landlord within thirty (30) days of completion of the work associated with the applicable change order; provided, however, that if there is an increase in the overall cost of construction by more than $20,000 as the result of the cost of any individual change order requested by Tenant, then Tenant shall pay the entire cost of such change order to Landlord prior to Landlord's commencement of the work associated with the change order; in the event that an acceptable change order results in a reduction in the cost or expense of constructing the portion of the Premises affected by the change order, the first monthly installment(s) of Minimum Rent coming due hereunder shall be abated, on a dollar-for-dollar basis, in an amount equal to the cost reduction realized by virtue of such change order.

          5. Completion of Work. Notwithstanding any provision to the contrary herein contained, Landlord shall not be obligated to substantially complete the construction of the Building on or before the date that is two hundred forty (240) days after the date that the Final Plans (excluding mechanical, electrical and plumbing plans) have been finally approved or are deemed approved by both Parties, subject to delays caused by Forces Majeures as hereinafter provided (the "Completion Date"). The date of substantial completion as used herein shall mean the later as between the (i) the date that the work to be performed pursuant to the Final Plans is sufficiently complete so that Tenant can legally occupy and utilize the Premises for the Permitted Use subject only to certain minor punch list items, the completion of which will not materially affect Tenant's use and occupancy of the Premises, (ii) the date that Landlord delivers to Tenant a Certificate of Substantial Completion (American Institute of Architects Document 6704) executed by Landlord and by a licensed architect reasonably acceptable to Tenant,
          (iii) if required by Applicable Law, the date a Certificate of Occupancy (whether temporary or permanent) or similar certificate or permit is issued by the appropriate governmental authority having jurisdiction over the Premises allowing Tenant to use and occupy the Premises, or if no such Certificate is required by law, then all inspections and approvals required by applicable governmental authorities, if any, shall have been completed and obtained, and (iv) the date the completion of the work is approved by a representative designated by Tenant (the "Inspecting Architect"), which approval shall not be unreasonably delayed, withheld or conditioned; provided, however, that if the Inspecting Architect fails to approve the Premises, it shall deliver to Landlord a written explanation of its reasons for such failure. At such time as the last of the foregoing requirements shall have been satisfied, Landlord shall deliver possession of the Premises to Tenant.

          6.    Punch  List.   All  punch  list  items  shall  be
          completed within a reasonable period not to exceed thirty (30) days after the Completion Date.

          7. Late Completion. If the Premises are not completed on or before the Completion Date, as extended, except to the extent such failure to timely complete is caused by Tenant, then, as a penalty hereunder, Basic Rent accruing immediately after the Commencement Date shall be abated one (1) day for each day from and after the Completion Date until the Premises are substantially completed.

          8. Early Entry Upon Premises. Landlord shall notify Tenant forty-five (45) days prior to the anticipated Completion Date. Following receipt of the notice of anticipated completion, Tenant may, but only with Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed, enter onto the Premises to prepare the Premises for its occupancy, provided, however, that Tenant shall arrange its schedule so as not to interfere with or delay other work of Landlord or any permitting or inspection process being carried on at the same time.

          9. Inspecting Architect. Inspecting Architect shall have the right to enter onto the Premises at reasonable times, subject to delivery of reasonable prior notice to Landlord or its general contractor, for the purpose of inspecting the construction thereof, provided that such inspections shall not delay or hinder construction. Inspecting Architect shall comport with all safety rules and regulations imposed by Landlord and/or its general contractor. In addition, Landlord shall provide Inspecting Architect with such information concerning the construction of the Premises as may be reasonably requested by Inspecting Architect. Upon the reasonable request of Landlord, Tenant agrees to cause Inspecting Architect to make periodic inspections of critical stages of construction in an effort to minimize the occurrence of substantial "tear out" and reconstruction of completed work. However, no inspection or approval by Inspecting Architect shall affect Landlord's representations and warranties, or be construed as a waiver of Tenant's rights, with respect to any defect in construction or deviation from the Final Plans, unless agreed to in writing by Tenant.

          10. Permits. Landlord shall apply for and obtain, at its sole cost and expense, all permits, licenses and certificates necessary for the construction of the Building and for the occupancy thereof by Tenant,

          11. Warranties. Landlord warrants and represents to Tenant and to the successors and assigns of Tenant that
          (i) the construction of the Premises and all other work to be performed and equipment or materials installed pursuant to this Construction Addendum shall be performed in a good and workmanlike manner in strict conformity with the Final Plans as amended pursuant to any valid change order(s); (ii) all materials and equipment utilized in the construction of the Building and all systems contained therein shall be of good quality and new; and, (iii) as of the Commencement Date, the systems contained in the Premises shall function for their intended purposes in accordance with their design specifications, and (iv) that the Premises shall be free from defects in major structural components for the entire Lease Term. Major structural components include the foundation, steel frame, exterior walls, load bearing columns, structural members of the roof and the floor and any other structural members of the Premises.

                 The   roofing  contractor's  warranty  for   all
          materials and workmanship shall be assignable and assigned to Tenant and shall be for a term of ten (10) years on all labor and materials. Manufacturer's warranties on all systems, machinery and equipment installed as a part of the work to be performed pursuant to the Final Plans shall be assignable to Tenant. Terms of warranties and guaranties relating to the systems, machinery and equipment to be installed in the Premises shall be disclosed to Tenant as a part of the Preliminary Plans and if the same is not disclosed at that time they shall be submitted together with the proposed Final Plans and will be subject to Tenant's approval.

          12. As Built Plans. Upon completion of the Premises, Landlord shall prepare and deliver to Tenant copies of "as built" surveys and drawings of the Premises and surrounding grounds, together with copies of all warranties and guaranties relating to the construction thereof and all systems, machinery and equipment contained therein. To the extent permitted by such warranties and guaranties, Landlord shall assign the same (other than those relating to major structural components) to Tenant. To the extent not so permitted, Landlord shall forward to Tenant the benefit of and right to enforce the same in Landlord's name. Notwithstanding any previous assignment to Tenant, Landlord shall have the right to enforce on its own behalf and with respect to its own obligations, any warranty or guaranty relating to the Premises and all systems, machinery, and equipment contained therein, in connection with any alleged breach on the part of Landlord of its warranties set forth in this Addendum.

          13. Forces Majeures. The deadline for the performance of any of Landlord's obligations under this Addendum shall be extended for up to sixty (60) days to the extent of delays caused by "Forces Majeures". "Forces Majeures" shall mean any cause or event beyond the reasonable control of Landlord, including, without limitation, acts of God, inability to obtain labor, strikes, lockouts, embargos, material shortages, failure of suppliers to provide needed materials, governmental restrictions, acts of war, civil commotion, fire, flood, tornado, earthquake, adverse weather conditions, unavoidable casualty and other similar causes beyond the reasonable control of
          Landlord. Such period of extension may be extended beyond sixty (60) days if the delay is directly caused by war, or governmental enactment.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the 12th day of ____________________, 1995.

                         LANDLORD:

                         ST. LOUIS PARTNERSHIP #4, L.P.,
                         an Indiana limited partnership

                         By:
                         Name: Robert J. Scannell
                         Title:General Partner



                         TENANT:

                         APRIA HEALTHCARE, INC.,
                         a Delaware corporation


                         By:
                         Name:
                         Title:


                         OXYGEN TANK ADDENDUM


      This Addendum is attached to and forms a part of the Lease dated ___________________, 1995, by and between ST. LOUIS PARTNERSHIP #4, L.P., an Indiana limited partnership, as Landlord, and APRIA HEALTHCARE, INC., a Delaware corporation, as Tenant, covering the Premises located in St. John, Missouri (the "Lease"). The terms used in this Addendum shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall prevail over any inconsistent or conflicting provisions of the Lease.


          1. Notwithstanding anything contained in the Lease to the contrary, Tenant, at no additional cost, shall be entitled to store liquid oxygen in storage tank to be located outside the Premises and compressed oxygen in tanks within the Premises and Landlord hereby consents to such storage as limited herein. Tenant shall be entitled to construct and maintain, at its sole cost and expense and in accordance with plans approved by Landlord, which approval shall not be unreasonably withheld or delayed liquid oxygen storage tanks at the location shown on Schedule 1 hereto, or at such location as Tenant may hereafter designate with Landlord's approval, which approval shall not be unreasonably withheld or delayed. Tenant may also store in the Premises the supplies, equipment and inventory utilized by Tenant in its home healthcare business, including, but not limited to pharmaceutical and medical supplies.

          2. Upon expiration or termination of the Lease, Tenant at its sole cost and expense shall be responsible for removing the tank, the related piping and fixtures and otherwise restoring the property to its original condition.

          3. At its sole cost and expense, Tenant shall be responsible for maintaining the oxygen tank and related structures in accordance with all applicable laws, rules, regulations, codes or ordinances. Prior to installing or using the tank, to the extent required by law, Tenant shall obtain approval for the construction and use thereof from any applicable authorities and shall provide Landlord with evidence of such approval of the tank. Tenant further agrees to construct one solid material post on each corner around the oxygen tank to protect it from possible damage or injury from vehicles.

          4. Tenant hereby represents and warrants to Landlord that all employees involved in the filling or removal of oxygen from this tank either have been or shall be properly trained and certified to do so. As provided in this Lease, Tenant hereby indemnifies and holds Landlord harmless from any and all losses, costs, claims or damages incurred by Landlord and arising from or related to Tenant's construction, use or operation of the oxygen storage tank.



                                   TENANT:

                                   APRIA HEALTHCARE, INC.,
                                   A Delaware corporation


                                   By:
                                   Name:
                                   Title:



                                   LANDLORD:


                                   ST. LOUIS PARTNERSHIP #4, L.P.,
                                   an Indiana limited partnership


                                   By:
                                   Name:
                                   Title:



                          SPECIAL PROVISIONS
                               ADDENDUM


      This Addendum is attached to and forms a part of the Lease dated _________________________, 1995 by and between ST. LOUIS PARTNERSHIP
#4, L.P., an Indiana limited partnership, as Landlord, and APRIA HEALTHCARE, INC., a Delaware corporation, as Tenant, covering Premises located in St. John, Missouri (the "Lease"). The terms used in this Addendum shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall prevail over any inconsistent or conflicting provisions of the Lease.

          A. Expense Reimbursements. Landlord shall pay Tenant the sum of $48,090.00 as a reimbursement for various other expenses and commissions incurred by Tenant in connection with this Lease and the Premises. $24,045.00 of the foregoing amount shall be due and payable by Landlord to Tenant at the time Landlord receives the first advance for construction costs under its construction loan for the Premises, and the remaining $24,045.00 shall be due and payable upon the Commencement Date.

          B. Holdover. In the event that Tenant shall hold over at the expiration or other termination of the Lease Term set forth in this Lease, or any Renewal
          Term, then this Lease shall continue as a month-to-month lease subject to termination by either party upon thirty (30) days prior written notice to the other, which notice may be given prior to the expiration of the Lease Term. Such month-to-month tenancy shall be subject to all of the terms and conditions of this Lease, including the Base Rent, in effect during the final month of this Lease Term, or applicable Renewal Term. However, after thirty (30) days prior written notice to Tenant, which notice may be given prior to expiration of the Lease Term or Renewal Term, as applicable, Tenant shall be liable for Base Rent during the holdover period in an amount equal to one and one quarter (125%) times the Base Rent provided for in this Lease during the last month of the Lease Term or Renewal Term, as applicable, together with all other additional rent and other charges provided for in the Lease. Tenant acknowledges that the rental value of the Premises in the future is difficult to estimate and that the increased amount of Base Rent set forth in this Section is a reasonable estimate by the parties of the future rental value of the Premises upon expiration or termination of the Lease Term or Renewal Term set forth in this Lease.

          C. Expansion. Subject to the terms and conditions set forth below in this Addendum, Tenant shall have the right to expand the size of the Premises on a one (1) time basis, which right may be exercised by Tenant any time during the Lease Term as set forth below. Such expansion shall be performed, or caused to be performed, by Landlord, with the costs thereof to be paid as set forth below. The following terms and conditions shall apply to any such expansion and the rights and obligations of Landlord and Tenant with respect thereto:

                      (a)   The  minimum  size  of  the  building
          expansion shall be fifteen thousand (10,000) square feet of additional rentable area, and the maximum size shall be twenty thousand (15,000) square feet; provided, that then applicable laws, ordinances, statutes, rules, regulations and codes allow such size of expansion. If not, the maximum size of the expansion shall be adjusted accordingly. Tenant shall have no right to expand or cause the expansion of the Premises for any size of additional space that is less than 10,000 square feet (subject to reduction by applicable laws, statutes, ordinances, rules, regulations and codes), nor shall Tenant have any right to expand or cause the expansion of the Premises for any size of additional space that is more than 15,000 square feet.

                     (b)   From and after the completion  of  the
          expansion, the additional space shall be deemed a part of the Premises and shall be subject to all of the terms and provisions of this Lease, as modified by the terms and conditions set forth in this Addendum. In the event of an irreconcilable conflict between the terms and provisions set forth in this Addendum, and any other term or provision in this Lease, the terms and provisions set forth in this Addendum shall govern with respect to the expansion space.

                     (c)   The  Lease  Term (including  both  the
          original Premises and the expansion space) shall be extended for a minimum of ten (10) years from and after substantial completion of the expansion of the Premises.

                     (d)   Base  Rent  for the original  Premises
          during the extended 10-year term shall be as stipulated in Section 1.4 herein.

                     (e)  If Tenant exercises its right to expand
          within the first three (3) years of the Lease Term, written notice of which exercise must be delivered to Landlord not later than the date that is one hundred eighty (180) days prior to the expiration of such 3-year period, Base Rent with respect to the expansion space shall be established as in the following manner:

                                (i)  if  (A)  the  area  of   the
               expansion space finished as office space does not exceed fifteen percent (15%) of the total area of expansion space, (B) there are no tenant improvements specific to Tenant's intended use, and (C) the design of the Premises expansion and the expanded space are compatible with the original Premises, then Landlord and Tenant agree that Base Rent with respect to the expansion space during the initial 10-year term shall be established in accordance with the following formula:

          Total Costs Per Square Foot Associated With Expansion X (10-year treasury bill rate + 400 basis points) X 1.25

                          (For  example,  if costs  are  $50  per
               square foot and 10-year treasury bills are at 7.0%, then the calculation would be as follows:
               ((.0700 + .04) X 1.25 = .1375 rent constant X  $50
               = $6.875 per square foot rental rate.)

                               (ii)   If the percentage of office
               space is greater than 15% but less than 30%, then, in addition to the Base Rent payable pursuant to sub-paragraph (e)(i) above, the portion of the total costs attributable to the office area in excess of 15% will be funded by the Landlord, and the total additional construction costs for such space only shall be amortized and paid to Landlord in one hundred twenty (120) equal monthly installments of principal and interest utilizing an annual interest rate equal to the 10-year treasury bill rate plus 300 basis points, compounded monthly. Such monthly installments shall be due and payable together with the monthly payments of Base Rent, without prior notice, and subject to the same terms with respect to late payments and/or a default in payments.

                               (iii)  If the percentage of office
               space is equal to or greater than 30%, any additional construction and tenant improvement costs attributable to the office area in excess of 29% of the total expansion space shall be paid by Tenant in the first instance (i.e., Landlord shall not be required to fund the construction and tenant improvement costs for such excess office space) within fifteen (15) days of written demand therefor delivered by Landlord. Base Rent for the expansion space shall be established as set forth in sub-paragraph (e)(i) above. Total costs as described in this sub-paragraph are intended to mean actual construction tenant improvement costs incurred plus any related third-party fees such as architectural, engineering, legal, financing and brokerage fees.

                     (f)  If Tenant exercises its right to expand
          after the first three (3) years of the Lease Term (written notice of which exercise must be delivered to Landlord not later than the date that is one hundred eighty (180) days prior to the expiration of the Original Term), such right shall be conditioned upon the agreement of Landlord and Tenant upon the Minimum Annual Rent to be charged for the expansion space. Landlord and Tenant each agree to negotiate in good faith in connection with the establishment of the Base Rent for the expansion space. However, it is acknowledged and agreed that the Base Rent shall take into account all costs of construction of the expansion space and tenant improvements thereto, including without limitation, architectural, engineering, legal and brokerage fees, and all costs and fees associated with obtaining financing (including a refinancing of the loan for the construction of the original Premises, if applicable) for the expansion space.

                     (g)   Tenant shall not be in default at  the
          time of its exercise of its right to expand the Premises.

                    (h) Tenant or its successor shall have a net worth equal to or greater than Tenant's net worth as of the date hereof.

                     (i)  All terms and provisions applicable  to
          the construction of the original Premises, as contained in the Construction Addendum (as may be modified in this Addendum), shall apply to the expansion space.

                     (j)  Landlord's obligation to construct  the
          expansion space shall be subject to the agreement of Landlord and Tenant as to final plans and specifications for the expansion space, each of the parties hereby agreeing to act in good faith in connection with the negotiation of such plans and specifications; in addition, Landlord's obligation to construct the expansion area shall be subject to the approval of Landlord's mortgagee (or mortgagees, if the mortgagees for the original Premises and the expansion space are different) with respect to (i) the final plans and specifications for the expansion space, (ii) the imposition of a second mortgage lien, if applicable, on the Premises (including the expansion space) in connection with the loan financing for the construction of the expansion space, and/or (iii) such other matters as required by Landlord's mortgagee(s).

                     (k)   If,  despite their good faith efforts,
          Landlord and Tenant are unable to agree as to the applicable Base Rent, the plans and specifications for the expansion space, or if any other material terms or conditions with respect to the expansion space can not be established or satisfied, then Tenant's right to expand shall be automatically cancelled, and this Net Lease shall continue in full force and in accordance with its terms and conditions without regard to Tenant's right to expand or the terms and conditions set forth in this Addendum. If Tenant's option to expand is exercised and the expansion space is constructed, a rider to this Lease setting forth the Base Rent and the Commencement Date and expiration date for the 10-year term shall be executed by both parties and shall be attached hereto and made a part hereof.

          D.    Approvals  of  Plans, Title  and  Acquisition  of
          Property. Within thirty (30) days after the full and final execution hereof, Landlord shall provide Tenant with the following:

                    (i) A current title report or commitment for title insurance reflecting the state of title to the Land and legible copies of all instruments referred to therein as exceptions to title.

                     (ii)  A  Phase I environmental  report  with
               respect to the Land prepared by an environmental engineer reasonably acceptable to Tenant.

                    (iii)     The Preliminary Plans

                      (iv)  Evidence  of  the  due  formation  of
               Landlord and of Landlord's authority to enter into this Lease.

                Tenant shall have a period of fifteen (15) days following the last of the foregoing items to be received by it in which to review the same. If Tenant is not satisfied with any of the foregoing items, Tenant may terminate this Lease by the delivery of written notice to Landlord on or before the expiration of such fifteen (15) day period, in which event neither party shall have any further obligations to the other hereunder. If Tenant fails to terminate this Lease within such fifteen (15) day period as herein provided, then the foregoing items shall be deemed to have been approved by Tenant.

          E. Tenant's Rights of Termination. In addition to any other right of termination granted in this Lease, Tenant shall have the right to terminate this Lease by the delivery of written notice of termination to Landlord if any of the following shall occur:

                      (i)    Landlord  shall  fail  to   commence
               construction   of  the  Premises  on   or   before
               February 1, 1996.

                    (ii) Landlord shall cease construction of the
               Premises prior to the substantial completion thereof for a period of thirty (30) or more days, except for periods of delay caused by Forces Majeures.

                In each case, such rights of termination must be exercised, if at all, by the delivery of written notice by Tenant to Landlord within ten (10) days after receipt by Tenant of written notice that the applicable deadline described above has not been met and advising Tenant that it must exercise its right of termination within ten (10) days or lose the right to do so.


          F. Landlord's Right of Termination. If, notwithstanding diligent efforts on the part of Landlord to substantially complete the Improvements and tender the Premises to Tenant as and when required hereunder, Landlord, for reasons of Forces Majeures, or otherwise, is unable to substantially complete the Improvements and tender the Premises to Tenant on or before November 1, 1996, then Landlord shall notify Tenant in writing (such writing being referred to herein as the "Late Completion Notice") of the date upon which Landlord reasonably believes that Landlord, through diligent efforts, will substantially complete the Premises and request that Tenant make an election, within fifteen (15) days after actual receipt by Tenant of such written notice and request, to either terminate the Lease by written notice to Landlord pursuant to
          Section 3.3 of the Lease or agree to accept the delay damages provided in Paragraph 7 of the Construction Addendum as its sole remedy for late completion. If Tenant elects to accept the delay damages as its sole remedy for late completion, then Landlord shall substantially complete construction of the Premises by the date specified in the Late Completion Notice, and Tenant shall have no further option to terminate on the basis of late completion unless Landlord shall fail to substantially complete the Improvements and tender the Premises to Tenant on or before the date specified in the Late Completion Notice. If Tenant shall fail to respond to the Late Completion Notice within the time period specified above, then Tenant shall be deemed to have agreed to accept delay damages as its sole remedy as described above. In addition, if Landlord, after having employed diligent efforts to do so, is unable to obtain all necessary approvals of the Final Plans and the oxygen tank to be located on the Premises, as well as all other permits, approvals and licenses relating to the construction and development of the Improvements, from all applicable governmental authorities and under applicable covenants and restrictions on or before January 1, 1996, without making substantial changes to such Final Plans, and if Tenant shall not have consented to such changes fifteen
          (15) days after written notice of Landlord's intention to terminate on the basis of its inability to obtain the necessary approvals and of the changes necessary to obtain approval, then Landlord, at its option, may terminate this Lease by written notice to Tenant.


          G. Option to Terminate After Seven Years. Tenant shall have the right to terminate this Lease at the end of the eighty-fourth (84th) full calendar month of the Lease Term by the delivery to Landlord of written notice of termination no later than the final day of the eightieth (80th) full calendar month of the Lease Term and the delivery to Landlord of a termination payment prior to the expiration of the eighty-fourth
          (84th) full calendar month of the Lease Term in an amount equal to the sum of all scheduled payments of Base Rent for the eighty-fifth (85th) through the one hundred second (102nd) full calendar months of the Lease Term, plus one and one-half times the amount of Real Property Taxes paid by Tenant under the Lease for the most recently concluded calendar year.


          H.    Effect of Termination.  Upon a termination  under
          Paragraph  E,  Paragraph  F  or  Paragraph  G  of  this
          Addendum,   neither  party  shall  have   any   further
          obligations hereunder.


                                   APPROVED:

                                   LANDLORD:

                                   ST. LOUIS PARTNERSHIP #4, L.P.,
                                   an Indiana limited partnership


                                   By:
                                   Name: Robert J. Scannell
                                   Title:General Partner



                                   TENANT:

                                   APRIA HEALTHCARE, INC.,
                                   A Delaware corporation


                                   By:
                                   Name:
                                   Title: